UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  FORM 8-K/A-1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported) - December 13, 2004
                                                         -----------------


                                  INTRAC, INC.
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             (Exact name of registrant as specified in its charter)


   Nevada                       0-31114                  88-0471759
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(State or other         (Commission File Number)       (IRS Employer
jurisdiction                                         Identification No.)
of Incorporation)

    130 West 42nd Street, 12th Floor, New York NY              10036
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    (Address of principal executive offices)                (zip code)


      Registrant's telephone number, including area code   -   212-554-4550
                                                               ------------

                                       N/A
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          (Former Name or Former Address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
           ---------------------------------------------

          On December 13, 2004, the Board of Directors of Intrac, Inc. (the "Company") unanimously authorized a change in the Company's independent auditors from Paritz & Company P.A. ("Paritz"), to PricewaterhouseCoopers LLP ("PWC"), Independent Registered Public Accounting Firm. This Report updates the Form 8-K for an event of December 6, 2004, which was filed on December 10, 2004.

          On December 6, 2004, a wholly-owned subsidiary of the Company merged (the "Merger") with and into Innovative Drug Delivery Systems, Inc. ("IDDS"), a privately owned company. Since the Company was inactive at the time of the Merger, the Company's business and financial statements will be the business and financial statements of IDDS. For accounting purposes, the Merger transaction was a "reverse acquisition." As of the effective date of the Merger, the Paritz relationship was deemed de facto terminated, and on December 13, the Company's Board authorized the termination.

          Paritz had been the independent accountants of the Company since October 31, 2002. Their report on the Company's audited financial statements for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion nor was it modified as to uncertainty, audit scope or accounting principles, except for a "going concern" uncertainty. During the period from the inception of the engagement through the December 13, 2004 termination of the engagement, the Company had no disagreements with Paritz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Paritz' satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. Paritz did not advise the Company as to matters specified in Item 304(a)(1)(iv)(B) of Regulation S-B. Attached as Exhibit 16.1 to this Report is a letter from Paritz confirming that there were no disagreements with the Company.

          PWC has been the independent accountants for IDDS for the three fiscal years ended December 31, 2003. The Board of Directors determined that because the financial statements of the Company are tantamount to the financial statements of its new wholly-owned subsidiary IDDS, for reasons of continuity, PWC should become the independent accountants of the Company. During the period that Paritz had acted as the Company's independent accountants, the Company did not consult with PWC on either application of accounting principles or type of audit opinion or any of the other matters specified in Item 304(a)(2) of the Regulation S-B. In addition, prior to the Merger transaction, IDDS did not consult with Paritz as to any accounting or auditing matter.

          The Company has requested and received from Paritz a letter, dated December 13, 2004, addressed to the Securities and Exchange Commission stating the Paritz agrees with the above statements. A copy of the Paritz letter is attached as an exhibit to this Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

          (c)  Exhibits

               16.1 Letter from Paritz & Company, P.A., dated December 13, 2004.


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


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTRAC, INC.
                                       -----------------------------------------
                                           (Registrant)


Dated:  December 16, 2004              /s/ Fred H. Mermelstein
                                       -----------------------------------
                                       Fred H. Mermelstein, President
                                       and Chief Executive Officer


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